UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2022

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal executive offices)			(zip code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
0.100% Senior Notes Due 2025	BKNG 25	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC
0.500% Senior Notes Due 2028	BKNG 28	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders of the Company was held virtually on June 9, 2022 at www.virtualshareholdermeeting.com/BKNG2022. The following proposals were voted on by the Company’s stockholders with the following results:

1.The stockholders of the Company elected all of the Company’s nominees for election to the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The votes were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Timothy M. Armstrong	30,752,226	3,117,061	—	1,515,384
Glenn D. Fogel	33,758,715	110,572	—	1,515,384
Mirian M. Graddick-Weir	32,315,852	1,553,435	—	1,515,384
Wei Hopeman	33,483,975	385,312	—	1,515,384
Robert J. Mylod, Jr.	31,906,070	1,963,217	—	1,515,384
Charles H. Noski	32,926,031	943,256	—	1,515,384
Nicholas J. Read	33,752,150	117,137	—	1,515,384
Thomas E. Rothman	33,478,746	390,541	—	1,515,384
Sumit Singh	33,846,065	23,222	—	1,515,384
Lynn Vojvodich Radakovich	32,917,354	951,933	—	1,515,384
Vanessa A. Wittman	33,661,964	207,323	—	1,515,384

2.A proposal to approve on an advisory basis the compensation paid by the Company to its named executive officers was not approved as follows:

Votes For:	10,720,325
Votes Against:	23,108,355
Abstentions:	40,607
Broker Non-Votes:	1,515,384

3.A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 was approved as follows:

Votes For:	31,576,333
Votes Against:	3,796,726
Abstentions:	11,612
Broker Non-Votes:	—

4.A non-binding stockholder proposal requesting the right of stockholders holding 10% of outstanding shares of Common Stock par value $0.008 per share of the Company to call a special meeting was not approved as follows:

Votes For:	16,614,718
Votes Against:	17,223,557
Abstentions:	31,012
Broker Non-Votes:	1,515,384

5.A non-binding stockholder proposal requesting the Board of Directors incorporate climate change metrics into executive compensation arrangements for the Chief Executive Officer and at least one other senior executive of the Company was not approved as follows:

Votes For:	4,950,142
Votes Against:	28,600,421
Abstentions:	318,724
Broker Non-Votes:	1,515,384

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Vijay S. Iyer
	Name:	Vijay S. Iyer
	Title:	SVP, Associate General Counsel, and Corporate Secretary

Date:  June 10, 2022